UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
April 12, 2021

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place
Suite 1450
McLean	Virginia	22102
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	GTT	The New York Stock Exchange
Series A Junior Participating Cumulative Preferred Stock Purchase Rights
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Priming Facility Credit Agreement

As previously disclosed, on December 28, 2020, GTT Communications, Inc. (the “Company”) entered into that certain Priming Facility Credit Agreement (as amended, restated, amended and restated, supplemented or otherwise modified, the “Priming Facility Credit Agreement”), among the Company, GTT Communications B.V. (“GTT B.V.”), the lenders party thereto and Delaware Trust Company, as administrative agent and collateral agent (the “PTL Agent”). The Priming Facility Credit Agreement provides for a priming term loan facility consisting of initial and delayed draw term loans in a principal amount of up to $275,000,000 (the “New Term Loan Facility”). On March 29, 2021, the Company, GTT B.V., the lenders party thereto (the “Consenting PTL Lenders”) and the PTL Agent entered into that certain Second Amendment to Priming Facility Credit Agreement (the “PTL Amendment”). The PTL Amendment, among other things, extended the deadline to deliver the Company’s audited consolidated financial statements under the Priming Facility Credit Agreement for the fiscal year ended December 31, 2020 to April 15, 2021 (the “Prior Expiration Date”) and provided that lenders holding a majority of the loans and commitments under the New Term Loan Facility (the “New Term Loan Facility Required Lenders”) may further extend the Prior Expiration Date by notice to the Company.

On April 12, 2021, the Company received a notice on behalf of the New Term Loan Facility Required Lenders consenting to an extension of the Prior Expiration Date to April 22, 2021 (the “New Expiration Date”).

Extension of Second Notes Forbearance Agreement

As previously disclosed, on December 28, 2020, the Company and the guarantors (the “Guarantors”) under that certain Indenture, dated as of December 22, 2016 (as amended, supplemented or otherwise modified, the “Indenture”), by and between the Company, as successor by merger to GTT Escrow Corporation, and Wilmington Trust, National Association, as Trustee (the “Trustee”), entered into a Noteholder Forbearance Agreement (as amended, supplemented, or otherwise modified, the “Second Notes Forbearance Agreement”) with certain beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) (the “Forbearing Noteholders”) of a majority of the outstanding aggregate principal amount of the Company’s outstanding 7.875% Senior Notes due 2024 (the “Notes”). Pursuant to the Second Notes Forbearance Agreement, the Forbearing Noteholders agreed to, among other provisions, forbear from exercising any and all rights and remedies under the Indenture, the Notes and applicable law, including not directing the Trustee to take any such action, with respect to defaults and events of default that have occurred, or that may occur as a result of, (i) the Company’s failure to timely file its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2020 (the “Q2 Form 10-Q”) and September 30, 2020 (the “Q3 Form 10-Q”) and (ii) the occurrence and continuance of the “Lender Specified Defaults” as defined in the applicable forbearance agreement with respect to the Credit Agreement (as defined below), in each case until the earlier of (a) 5:00 p.m., New York City time, on March 31, 2021 and (b) the receipt of notice from the Forbearing Noteholders regarding their intent to terminate the applicable Forbearance Agreement upon the occurrence of certain specified forbearance defaults, as further described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 29, 2020. The Second Notes Forbearance Agreement may be amended with the consent of Forbearing Noteholders holding more than 66.7% of the aggregate principal amount of the Notes held by all Forbearing Noteholders, provided that at least two of such consenting Forbearing Noteholders are unaffiliated (the “Requisite Forbearing Noteholders”).

As previously disclosed, on March 29, 2021, the Company and the Guarantors entered into that certain First Amendment to Noteholder Forbearance Agreement (the “Second Notes Forbearance Agreement Amendment”) with the Requisite Forbearing Noteholders. The Second Notes Forbearance Agreement Amendment, among other things, (i) provided that in addition to the matters originally subject to forbearance in the Second Notes Forbearance Agreement, the Forbearing Noteholders will forbear from exercising any and all rights and remedies under the Indenture, the Notes and applicable law, including not directing the Trustee to take any such action, with respect to defaults and events of default that have occurred, or that may occur as a result of, the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Form 10-K”) and (ii) amended the scheduled expiration time under the Second Notes Forbearance Agreement to 5:00 p.m., New York City time, on the Prior Expiration Date.

On April 12, 2021, the Company received a notice on behalf of the Requisite Forbearing Noteholders consenting to an extension of the Prior Expiration Date to 5:00 p.m., New York City time, on the New Expiration Date.

Extension of Third Credit Facilities Forbearance Agreement

As previously disclosed, on March 29, 2021, the Company, GTT B.V. and the other credit parties party thereto entered into that certain Third Lender Forbearance Agreement and Amendment No. 5 to Credit Agreement (the “Third Credit Facilities

Forbearance Agreement”) with (1) lenders holding (a) a majority of the outstanding loans and revolving commitments (“Required Lenders”) and (b) a majority of the revolving commitments (“Required Revolving Lenders”) under that certain Credit Agreement, dated as of May 31, 2018, by and among the Company and GTT B.V., as borrowers, KeyBank National Association, as administrative agent and letter of credit issuer (the “Agent”), and the lenders and other financial institutions party thereto from time to time (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), (2) certain hedge providers to the Company (the “Secured Hedge Providers” and collectively with the lenders party to the Third Credit Facilities Forbearance Agreement, the “Consenting Lenders”) and (3) the Agent.

Pursuant to the Third Credit Facilities Forbearance Agreement, the Consenting Lenders agreed to, among other things, forbear from exercising any and all rights and remedies under the Loan Documents (as defined in the Credit Agreement), any secured hedge agreement with the Secured Hedge Providers (the “Secured Hedge Agreements”) and applicable law (as applicable), including not directing the Agent to take any such action with respect to certain defaults and events of default under the Credit Agreement and certain events of default under any Secured Hedge Agreement (as applicable) that have occurred, or that may occur as a result of, (i) the Company’s failure to timely file the Q2 Form 10-Q, the Q3 Form 10-Q and the 2020 Form 10-K, (ii) any amendment, supplement, modification, restatement and/or withdrawal or public statement of non-reliance on (A) any audit opinion related to historical consolidated financial statements or (B) historical consolidated financial statements, and (iii) the occurrence and continuance of the “Noteholder Specified Defaults” as defined in the Second Notes Forbearance Agreement, in each case until the earlier of (a) 5:00 p.m., New York City time, on the Prior Expiration Date and (b) the receipt of notice regarding intent to terminate the Third Credit Facilities Forbearance Agreement from Consenting Lenders upon the occurrence of any of the specified forbearance defaults, as further described in the Company’s Current Report on Form 8-K filed with the SEC on March 30, 2021. The Third Credit Facilities Forbearance Agreement may be amended with the consent of (i) Required Lenders and (ii) Required Revolving Lenders (except that the extension of the forbearance period with respect to any of the Secured Hedge Providers requires the consent of such Secured Hedge Provider).

On April 12, 2021 and April 13, 2021, the Company received notices on behalf of lenders constituting Required Lenders and Required Revolving Lenders, respectively, consenting to an extension of the Prior Expiration Date to 5:00 p.m., New York City time, on the New Expiration Date.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

On April 14, 2021, the Company appointed Ernie Ortega as the Company’s Chief Executive Officer. Mr. Ortega previously served as the Company’s interim Chief Executive Officer and Chief Revenue Officer, and he will continue to perform his duties as Chief Revenue Officer. There will be no change to Mr. Ortega’s compensation in connection with his change in title. The information specified in Item 5.02(c)(2) of Form 8-K with respect to Mr. Ortega is set forth in the Company’s Current Report on Form 8-K filed with the SEC on May 26, 2020 and is incorporated by reference herein.

Except as described above, there are no arrangements or understandings between Mr. Ortega and any other persons pursuant to which Mr. Ortega was appointed as the Company’s Chief Executive Officer. With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Mr. Ortega and any director or executive officer of the Company. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. Ortega and the Company that would be required to be reported.

Item 7.01. Regulation FD Disclosure.

Financial Statement Review

As reported by the Company in its prior filings with the SEC, the Company was unable to file on a timely basis the Q2 Form 10-Q, the Q3 Form 10-Q and the 2020 Form 10-K. In addition, as further described in the Company’s Current Report on Form 8-K filed on December 22, 2020 (the “Non-Reliance Form 8-K”), in connection with the Company’s previously disclosed review of certain accounting issues (the “Review”), the Company’s board of directors (the “Board”) concluded that the Company’s previously issued consolidated financial statements for the years ended December 31, 2019, 2018 and 2017, each of the quarters during the years ended December 31, 2019 and 2018 and the quarter ended March 31, 2020 (the “Non-Reliance Periods”) and certain related disclosures should no longer be relied upon. The Company is preparing restated financial statements relating to the Non-Reliance Periods (the “Restated Financial Statements”), which Restated Financial Statements will be needed to produce the Q2 Form 10-Q, the Q3 Form 10-Q and the 2020 Form 10-K.

The Company does not expect to be able to file the Q2 Form 10-Q, the Q3 Form 10-Q or the 2020 Form 10-K by the New Expiration Date, and the Company is unable to predict a specific filing date for the Q2 Form 10-Q, the Q3 Form 10-Q or the 2020 Form 10-K at this time. The Company intends to work diligently to file the Restated Financial Statements, the Q2 Form 10-Q, the Q3 Form 10-Q and the 2020 Form 10-K as soon as possible.

Disclosures About Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. The above statements regarding the possibility of debt instruments being declared immediately due and payable, the Review, and the anticipated timing of filing the Restated Financial Statements, the Q2 Form 10-Q, the Q-3 Form 10-Q and the 2020 Form 10-K constitute forward-looking statements that are based on the Company’s current expectations.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause future events to differ materially from those in the forward-looking statements, many of which are outside of the Company’s control. These factors include, but are not limited to, the effects on the Company’s business and clients of general economic and financial market conditions, as well as the following: (i) the Company may fail to satisfy certain covenants relating to financial statement delivery obligations and representations regarding the Company’s financial statements contained in its financing agreements without obtaining an amendment and/or waiver thereof, which may result in (A) events of default under the Indenture, the Credit Agreement and the Priming Facility Credit Agreement, (B) if the Company is unable to obtain further agreements from creditors with respect to forbearing from exercising remedies, the acceleration of the Notes and the Company’s obligations under the Credit Agreement and the Priming Facility Credit Agreement and (C) the Company being unable to satisfy its obligations thereunder; (ii) the Company has announced that its previously issued financial statements for the Non-Reliance Periods and related disclosures and communications should no longer be relied upon as a result of preliminary findings of the Company’s ongoing Review; (iii) the completion of the Review and the completion and filing of the Restated Financial Statements, the Q2 Form 10-Q, the Q-3 Form 10-Q, or the 2020 Form 10-K and any subsequent delayed periodic SEC filings may take longer than expected as a result of the timing or findings of the Review or the Company’s independent registered public accounting firm’s review process; (iv) the Company may be unable to regain compliance with the New York Stock Exchange (the “NYSE”) continued listing requirements relating to the timely filing of its periodic filings by no later than August 17, 2021, which would result in the NYSE initiating suspension and delisting procedures; (v) the conditions to access funding under the Priming Facility Credit Agreement may not be satisfied and the Company may be unable to access such funding, and existing cash balances and funds generated from operations may not be sufficient to finance the Company’s operations and meet its cash requirements; (vi) the Company is subject to risks associated with the actions of network providers and a concentrated number of vendors and clients; (vii) the Company could be subject to cyber-attacks and other security breaches; (viii) the Company’s network could suffer serious disruption if certain locations experience damage or as the Company adds features and updates its network; (ix) the Company is subject to risks associated with purchase commitments to vendors for longer terms or in excess of the volumes committed by the Company’s underlying clients or sales commitments to clients that extend beyond the Company’s commitments from its underlying suppliers; (x) the Company may be unable to establish and maintain peering relationships with other providers or agreements with carrier neutral data center operators; (xi) the Company’s business, results of operation and financial condition are subject to the impacts of the COVID-19 pandemic and related market and economic conditions; (xii) the Company may be affected by information systems that do not perform as expected or by consolidation, competition, regulation or a downturn in the Company’s industry; (xiii) the Company may be liable for the material that content providers distribute over its network; (xiv) the Company has generated net losses historically and may continue to do so; (xv) the Company may fail to successfully integrate any future acquisitions or to efficiently manage its growth; (xvi) the Company may be unable to retain or hire key employees; (xvii) the Company recently announced management changes; (xviii) the Company is subject to risks relating to the international operations of its business; (xix) the Company may be affected by future increased levels of taxation; (xx) the Company has substantial indebtedness, which could prevent it from fulfilling its obligations under its debt agreements or subject the Company to interest rate risk; (xxi) the Sellers (as defined below) and Cube Telecom Europe Bidco Limited (the “Buyer”) may be unable to obtain the necessary approvals for the pending infrastructure sale transaction announced by the Company on October 16, 2020 (the “Sale Transaction”) under that certain Sale and Purchase Agreement, dated as of October 16, 2020, among the Company, its subsidiaries GTT Holdings Limited, Global Telecom and Technology Holdings Ireland Limited, Hibernia NGS Limited and GTT Americas, LLC (collectively, the “Sellers”), and the Buyer, as amended by the Project Apollo – KPMG VDD Reports Deadline Extension Letter dated as of February 15, 2021 (as amended, the “Infrastructure SPA”) or the corporate reorganization contemplated in connection with the Sale Transaction (the “Reorganization”) from governmental authorities in a timely manner, on terms acceptable to the Sellers and the Buyer, or at all; (xxii) the Company may be unable to obtain from the lenders or the holders of Notes the further forbearances, waivers, consents, releases or other agreements that may be necessary to prevent a default under the Credit Agreement, the Priming Facility Credit Agreement or the Indenture that may be necessary to satisfy the conditions to the closing of the Sale Transaction, either on terms acceptable to the Company or at all, in which case the Infrastructure SPA would terminate unless the Buyer provides a waiver; (xxiii) the Company may not be able to obtain the consent of certain parties to contracts with the Sellers and their subsidiaries that will be necessary to fully implement the Sale Transaction or the Reorganization, on terms acceptable to the Company or at all; (xxiv) the Buyer may be unable to obtain financing sufficient to enable it to consummate the Sale Transaction as required at the closing under the Infrastructure SPA; (xxv) the potential failure to satisfy other closing conditions under the Infrastructure SPA which may result in the Sale Transaction not being consummated; (xxvi) the potential failure of the Company to realize anticipated benefits of the Sale Transaction; (xxvii) risks from relying on the Buyer for various critical transaction services and network services for an extended period under the transition services agreement and the master services agreement contemplated by the Infrastructure SPA; (xxviii) the potential impact of announcement or consummation of the Reorganization and the Sale Transaction on relationships with third parties, including customers, employees and competitors; (xxix) the ability to attract new customers and retain existing customers in the manner anticipated; and (xxx) the Company has announced that it expects to report material weaknesses in internal control over financial reporting and its internal control over financial reporting may have further weaknesses of which the Company is not currently aware or which have not been detected; such material weaknesses, among other things, could impact the Company’s ability to appropriately provide for the purchase price adjustment mechanisms in the Infrastructure SPA. The foregoing list of factors is not exhaustive. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. For a discussion of a variety of risk factors affecting the Company’s business and prospects, see “Risk Factors” in the Company’s annual and quarterly reports filed with the SEC including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which have been filed with the SEC and are available on the Company’s website (www.gtt.net) and on the SEC’s website (www.sec.gov).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 14, 2021

GTT Communications, Inc.

		By:	/s/ Donna Granato
Donna Granato
Interim Chief Financial Officer